Exhibit 10.12
EXECUTION COPY
PUT OPTION LETTER
October 31, 2005
TCO Funding Corp.
c/o Global Securitization Services, LLC
445 Broad Hollow Road, Suite 239
Melville, New York 11747
     Re: Lease Financing and Purchase Option Agreement
Ladies and Gentlemen:
     We refer to the Lease Financing and Purchase Option Agreement, dated as of the Effective Date, among you, Tensar Holdings, Inc., Credit Suisse, as administrative agent, and the undersigned (the “Agreement”). Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Agreement. In consideration of your entering into the Agreement and undertaking the transactions contemplated by the Agreement, we hereby grant to you the options described below:
     SECTION 1. Put Upon Default. We hereby grant to you an option (the “Default Option”) to require us to purchase from you all of the Leased Assets then subject to the Agreement upon the occurrence and during the continuance of an Event of Default under Section 22 of the Agreement, and the delivery of the Default Option Notice (as defined below), for a consideration equal to the Exercise Price as of the Exercise Price Payment Date (as defined below). The “Exercise Price” of the Leased Assets means, as of any Exercise Price Payment Date, an amount equal to the sum of (i) the aggregate amount of the then unpaid Acquisition Cost of such Leased Assets, plus (ii) Rent for such Leased Assets due on or prior to the Exercise Price Payment Date, calculated in accordance with Section 1 of Schedule 6 to the Agreement, plus (iii) if the Exercise Price Payment Date does not fall on a Rent Payment Date, an amount equal to the product of (x) 0.90% multiplied by (y) the aggregate unpaid Acquisition Cost of such Leased Assets, multiplied by a fraction, the numerator of which equals the number of days remaining in the then current Rent Period and the denominator of which equals 360 (payment of the amount specified in this clause (iii) to be made without regard to any payment of Rent made or required to be made pursuant to the Agreement for such Leased Assets for all or any part of the Rent Period). The “Exercise Price Payment Date” means the date for payment of the Exercise Price, as specified in the Default Option Notice. Notwithstanding the foregoing, if an Event of Default under clauses (g) or (h) of Schedule 5 to the Agreement shall occur, we hereby agree that our purchase of all of the Leased Assets then subject to the Agreement shall automatically occur for a consideration equal to the Exercise Price as of such date without the giving of any notice or other action on your behalf. The Default Option must be exercised by notice in substantially the form attached hereto as Schedule 1 (the “Default Option Notice”), signed by you or your representative.
     SECTION 2. Put Upon Asset Sales. Following the completion of any Asset Sale or the occurrence of any Recovery Event, in respect of which any Net Cash Proceeds have been received by Tensar Holdings or any of its Subsidiaries, we hereby grant to you an option (the “Asset Sales Option”) to require us to purchase from you a portion (expressed as an undivided interest) of the Leased Assets in an amount up to 100% of the Net Cash Proceeds from such Asset Sale or Recovery Event (such amount being the “Asset Sales Purchase Amount”). You may exercise the Asset Sales Option by delivering to us a written notice in substantially the form attached hereto as Schedule 2 (the “Asset Sales Option Notice”) which declares that you are exercising the Asset Sales Option and specifies the Asset Sales Purchase Amount and the date of such purchase (the “Asset Sales Option Purchase Date”). We hereby agree to purchase a portion (expressed as an undivided interest) of the Leased Assets for a consideration equal to the Asset Sales Purchase Price on the Asset Sales Option Purchase Date. The“Asset Sales Purchase Price” is an amount equal to the sum of (i) the Asset Sales Purchase Amount or, if less, the unpaid Acquisition Cost of all of the Leased Assets, plus (ii) U.S. $10.00, plus (iii) the Rental Rate applicable to the Asset Sales Purchase Amount due on or prior to the Asset Sales Option Purchase Date, calculated in accordance with Section l(c) of Schedule 6 to the Agreement, plus (iv) if the Asset Sales Option Payment Date does not fall on a Rent Payment Date, an amount equal to the product of (x) 0.90% multiplied by (y) the amount referenced in clause (i) of this sentence multiplied by a fraction, the numerator of which equals the number of days remaining in the then current Rent Period and the denominator of which equals 360 (payment of the amount specified in this clause (iv) to be made without regard to any payment of Rent made or required to be made pursuant to the Agreement for such Leased Assets for all or any part of the Rent Period).
     SECTION 3. Put Upon Equity Issuance. In the event and on each occasion that an Equity Issuance occurs, we hereby grant to you an option (the “Equity Issuance Option”) to require us to purchase from you a portion (expressed as an undivided interest) of the Leased Assets in an amount up to 100% of the Net Cash Proceeds from such Equity Issuance (such amount being the “Equity Issuance Purchase Amount”). You may exercise the Equity Issuance Option by delivering to us a written notice in substantially the form attached hereto as Schedule 3 (the “Equity Issuance Option Notice”) which declares that you are exercising the Equity Issuance Option and specifies the Equity Issuance Purchase Amount and the date of such purchase (the “Equity Issuance Option Payment Date”). We hereby agree to purchase a portion (expressed as an undivided interest) of the Leased Assets for a consideration equal to the Equity Issuance Purchase Price on the Equity Issuance Option Payment Date. The “Equity Issuance Purchase Price” is an amount equal to the sum of (i) the Equity Issuance Purchase Amount or, if less, the unpaid Acquisition Cost of all of the Leased Assets, plus (ii) U.S. $10.00, plus (iii) the Rental Rate applicable to the Equity Issuance Purchase Amount due on or prior to the Equity Issuance Option Payment Date, calculated in accordance with Section l(c) of Schedule 6 to the Agreement, plus (iv) if the Equity Issuance Option Payment Date does not fall on a Rent Payment Date, an amount equal to the product of (x) 0.90% multiplied by (y) the amount referenced in clause (i) of this sentence multiplied by a fraction, the numerator of which equals the number of days remaining in the then current Rent Period and the denominator of which

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equals 360 (payment of the amount specified in this clause (iv) to be made without regard to any payment of Rent made or required to be made pursuant to the Agreement for such Leased Assets for all or any part of the Rent Period).
     SECTION 4. Put Upon Issuance or Incurrence of Financing Obligation. In the event that any Tensar Party or any subsidiary of a Tensar Party receives Net Cash Proceeds from the issuance or other incurrence of Financing Obligation of any Tensar Party or any subsidiary of a Tensar Party (other than Financing Obligations permitted to be incurred under Section 1.01 of Schedule 4 of the Agreement), we hereby grant to you an option (the “Financing Obligation Option”), on the day of such issuance, to require us to purchase from you a portion (expressed as an undivided interest) of the Leased Assets in an amount up to 100% of the Net Cash Proceeds from such issuance or incurrence of Financing Obligation (such amount being the “Financing Obligation Purchase Amount”).You may exercise the Financing Obligation Option by delivering to us a written notice in substantially the form attached hereto as Schedule 4 (the “Financing Obligation Option Notice”) which declares that you are exercising the Financing Obligation Option and specifies the Financing Obligation Purchase Amount and the date of such purchase (the “Financing Obligation Option Payment Date”).We hereby agree to purchase a portion (expressed as an undivided interest) of the Leased Assets for a consideration equal to the Financing Obligation Purchase Price on the Financing Obligation Option Payment Date. The “Financing Obligation Purchase Price” is an amount equal to the sum of (i) the Financing Obligation Purchase Amount or, if less, the unpaid Acquisition Cost of all of the Leased Assets, plus (ii) the Rental Rate applicable to the Financing Obligation Purchase Amount due on or prior to the Financing Obligation Option Payment Date, calculated in accordance with Section l(c) of Schedule 6 to the Agreement, plus (iii) U.S. $10.00, plus (iv) if the Financing Obligation Option Payment Date does not fall on a Rent Payment Date, an amount equal to the product of (x) 0.90% multiplied by (y) the amount referenced in clause (i) of this sentence multiplied by a fraction, the numerator of which equals the number of days remaining in the then current Rent Period and the denominator of which equals 360 (payment of the amount specified in this clause (iv) to be made without regard to any payment of Rent made or required to be made pursuant to the Agreement for such Leased Assets for all or any part of the Rent Period).
     SECTION 5. Put Upon Excess Cash Flow. We hereby grant you an option (the “ECF Option”) to require us to purchase from you, at any time on or after the earlier of (i) 90 days after the end of each fiscal year of Tensar, commencing with the fiscal year ending on December 31, 2006 and (ii) the date which is five Business Days after the date on which the financial statements with respect to such period are delivered pursuant to Section 1.04 of Schedule 3 of the Agreement, a portion (expressed as an undivided interest) of the Leased Assets in an amount up to the ECF Percentage of our Excess Cash Flow for the fiscal year then ended (such amount being the “ECF Purchase Amount”). You may exercise the ECF Option by delivering to us a written notice in substantially the form attached hereto as Schedule 5 (the “ECF Option Notice”) which declares that you are exercising the ECF Option and specifies the ECF Purchase Amount and the date of such purchase (the “ECF Option Payment Date”).We hereby agree to purchase a portion (expressed as an undivided interest) of the Leased Assets for a consideration equal to the ECF Purchase Price on the ECF Option Payment Date. The “ECF Purchase Price” is an amount equal to the sum of (i) the ECF Purchase Amount or, if less, the unpaid Acquisition Cost of all of the Leased Assets, plus (ii) the Rental Rate applicable to the ECF Purchase Amount due on or prior to the Financing Obligation Option Payment Date, calculated in accordance with

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Section l(c) of Schedule 6 to the Agreement, plus (iii) U.S. $10.00, plus (iv) if the ECF Option Payment Date does not fall on a Rent Payment Date, an amount equal to the product of (x) 0.90% multiplied by (y) the aggregate unpaid Acquisition Cost of such Leased Assets, multiplied by a fraction, the numerator of which equals the number of days remaining in the then current Rent Period and the denominator of which equals 360 (payment of the amount specified in this clause (iv) to be made without regard to any payment of Rent made or required to be made pursuant to the Agreement for such Leased Assets for all or any part of the Rent Period).
     SECTION 6. Put Upon Illegality. We hereby grant to you an option (the “Illegality UnWind Option”) to require us to purchase from you all of the Leased Assets then subject to the Agreement upon your delivery to us of a notice in substantially the form attached hereto as Schedule 6 (the “Illegality Unwind Option Notice”), which declares that you, or the Administrative Agent on your behalf, has determined that one or more of the circumstances set forth in Section 16 of the Agreement has occurred and is continuing, for a consideration equal to the Illegality Unwind Purchase Price as of the Illegality Unwind Payment Date (as defined below). The “Illegality Unwind Purchase Price” of the Leased Assets means, as of any Illegality Unwind Payment Date, an amount equal to the sum of (i) the aggregate amount of the then unpaid Acquisition Cost of such Leased Assets, plus, (ii) Rent for such Leased Assets due on or prior to the Illegality Unwind Payment Date, calculated in accordance with Section 1 of Schedule 6 to the Agreement, plus (iii) if the Illegality Unwind Payment Date does not fall on a Rent Payment Date, an amount equal to the product of (x) 0.90% multiplied by (y) the aggregate unpaid Acquisition Cost of such Leased Assets, multiplied by a fraction, the numerator of which equals the number of days remaining in the then current Rent Period and the denominator of which equals 360 (payment of the amount specified in this clause (iii) to be made without regard to any payment of Rent made or required to be made pursuant to the Agreement for such Leased Assets for all or any part of the Rent Period). The “Illegality Unwind Payment Date” means the date for payment of the Illegality Unwind Purchase Price, as specified in the Illegality Unwind Option Notice.
     SECTION 7. Application of Payments.
     (b) If a portion of the Leased Assets is to be purchased pursuant to an exercise of one of the options set forth herein, the amount paid against the unpaid Acquisition Cost of the Leased Assets shall be applied to reduce the unpaid Acquisition Cost on a pro rata basis against the remaining scheduled Acquisition Cost payment installments set forth in Section l(b) of Schedule 6 to the Agreement.
     (c) Upon the exercise of the Default Option or the Illegality Unwind Option and payment of the Exercise Price or the Illegality Unwind Purchase Price, as applicable, you shall update the Leased Assets Register to reflect the resulting reduction in the Acquisition Cost of the Leased Assets. Title to the Leased Assets shall vest in and be accepted by us on the Exercise Price Payment Date or the Illegality Unwind Payment Date or the date of sale pursuant to your exercise of the Default Option or of the Illegality Unwind Option, as applicable, on an “as-is and where-is” basis, free from all Liens, except for the first priority and second priority security interest created under the Security Documents in your favor, but without any warranty by or recourse to you with regard to the condition or fitness of such Leased Assets or otherwise in any

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respect. Any passing of title hereunder shall be without prejudice to the accrued rights of the parties under the Agreement, any other Lease Document, or under this letter.
     SECTION 8. Miscellaneous. We hereby covenant and agree to complete and convey an acknowledgment in substantially the form set out in Schedule 7 hereto to you immediately upon receipt of a Default Option Notice, an Asset Sales Option Notice, an Equity Issuance Option Notice, a Financing Obligation Option Notice, an ECF Option Notice, or an Illegality Unwind Option Notice, provided that the failure to complete and convey such acknowledgment shall not affect our obligations hereunder. The options granted by this letter are irrevocable for so long as any sums remain outstanding under the Agreement or any of the other Lease Documents and may in all instances be exercised by you or your permitted assigns.
     SECTION 9. Lease Agreement Provisions. The provisions regarding Survival; Expenses; Indemnity; Waiver of Jury Trial; etc. (Section 17), Notices (Section 25), Appointment of Administrative Agent (Section 28) and Miscellaneous (Section 29) of the Agreement are hereby incorporated by reference herein as if fully set forth herein, and all references therein to the Agreement, “hereunder”, “hereof or words of similar effect shall be a reference to this letter agreement.
[Signature Page Follows]

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     If you are in agreement with the terms of this Put Option Letter, please indicate such agreement by signing this Put Option Letter in the space indicated below.

THE TENSAR CORPORATION, LLC

By	/s/ Katherine Spear
Name Katherine Spear
Title: Chief Financial Officer

Acknowledged and Agreed:

TCO FUNDING CORP.

BY	/s/ Katherine Spear
Name: Katherine Spear
Title: Chief Financial Officer

CREDIT SUISSE, Cayman Islands Branch,
As Administrative Agent

BY	/s/ PHILLIP HO Name: PHILLIP HO
Title: DIRECTOR

BY	/s/ RIANKA MOHAN Name: RIANKA MOHAN
Title: ASSOCIATE
[Signature Page to Put Option Letter - Tensar]

SCHEDULE 1
DEFAULT OPTION NOTICE
[Date]
The Tensar Corporation, LLC
5871 Glenridge Drive, Suite 330
Atlanta, GA 30328

Re:	Put Option Letter — Default Option Notice — Lease Financing and Purchase Option Agreement, dated October , 2005, among The Tensar Corporation, LLC, TCO Funding Corp., Tensar Holdings, Inc. and Credit Suisse (the “Agreement”)
Ladies and Gentlemen:
1.	We refer to the Put Option Letter. Terms defined in the Agreement have the same meanings herein.

2.	We hereby exercise the Default Option pursuant to the Put Option Letter and sell to you the Leased Assets on the Exercise Price Payment Date specified below, by issuing this Default Option Notice.

3.	The Exercise Price Payment Date shall be [ ], on which date you shall pay to us the Exercise Price.

TCO FUNDING CORP.

By
Name
Title

SCHEDULE 2
ASSET SALES OPTION NOTICE
[Date]
The Tensar Corporation, LLC
5871 Glenridge Drive, Suite 330
Atlanta, GA 30328

Re:	Put Option Letter — Asset Sales Option Notice — Lease Financing and Purchase Option Agreement, dated October ___, 2005, among The Tensar Corporation, LLC, TCO Funding Corp., Tensar Holdings, Inc. and Credit Suisse (the “Agreement”)
Ladies and Gentlemen:
1.	We refer to the Put Option Letter. Terms defined in the Agreement have the same meanings herein.
2.	We hereby exercise the Asset Sales Option pursuant to the Put Option Letter and sell to you on [state the applicable sale date] [all of the Leased Assets for an amount equal to the Acquisition Cost] [a portion (expressed as an undivided interest) of the Leased Assets in an amount equal to U.S. $ ].

TCO FUNDING CORP.

By
Name
Title

SCHEDULE 3
EQUITY ISSUANCE OPTION NOTICE
[Date]
The Tensar Corporation, LLC
5871 Glenridge Drive, Suite 330
Atlanta, GA 30328

Re:	Put Option Letter — Equity Issuance Option Notice — Lease Financing and Purchase Option Agreement, dated October __, 2005, among The Tensar Corporation, LLC, TCO Funding Corp., Tensar Holdings, Inc. and Credit Suisse (the “Agreement”)
Ladies and Gentlemen:
1.	We refer to the Put Option Letter. Terms defined in the Agreement have the same meanings herein.

2.	We hereby exercise the Equity Issuance Option pursuant to the Put Option Letter and sell to you on [state the applicable sale date] [all of the Leased Assets for an amount equal to the Acquisition Cost] [a portion (expressed as an undivided interest) of the Leased Assets in an amount equal to U.S. $ ].

TCO FUNDING CORP.

By
Name
Title

SCHEDULE 4
FINANCING OBLIGATION OPTION NOTICE
[Date]
The Tensar Corporation, LLC
5871 Glenridge Drive, Suite 330
Atlanta, GA 30328

Re:	Put Option Letter — Financing Obligation Option Notice — Lease Financing and Purchase Option Agreement, dated October ___, 2005, among The Tensar Corporation, LLC, TCO Funding Corp., Tensar Holdings, Inc. and Credit Suisse (the “Agreement”)
Ladies and Gentlemen:
1.	We refer to the Put Option Letter. Terms defined in the Agreement have the same meanings herein.

2.	We hereby exercise the Financing Obligation Option pursuant to the Put Option Letter and sell to you on [state the applicable sale date] [all of the Leased Assets for an amount equal to the Acquisition Cost] [a portion (expressed as an undivided interest) of the Leased Assets in an amount equal to U.S. $ ].

TCO FUNDING CORP.

By
Name
Title

SCHEDULE 5
ECF OPTION NOTICE
[Date]
The Tensar Corporation, LLC
5871 Glenridge Drive, Suite 330
Atlanta, GA 30328

Re:	Put Option Letter — ECF Option Notice — Lease Financing and Purchase Option Agreement, dated October , 2005, among The Tensar Corporation, LLC, TCO Funding Corp., Tensar Holdings, Inc. and Credit Suisse (the “Agreement”)
Ladies and Gentlemen:
1.	We refer to the Put Option Letter. Terms defined in the Agreement have the same meanings herein.

2.	We hereby exercise the EFC Option pursuant to the Put Option Letter and sell to you on [state the applicable sale date] [all of the Leased Assets for an amount equal to the Acquisition Cost.] [a portion (expressed as an undivided interest) of the Leased Assets in an amount equal to U.S. $ ].

TCO FUNDING CORP.
By
Name
Title

SCHEDULE 6
ILLEGALITY UNWIND OPTION NOTICE
[Date]
The Tensar Corporation, LLC
5871 Glenridge Drive, Suite 330
Atlanta, GA 30328

Re:	Put Option Letter — Illegality Unwind Option Notice — Lease Financing and Purchase Option Agreement, dated October ___, 2005, among The Tensar Corporation, LLC, TCO Funding Corp., Tensar Holdings, Inc. and Credit Suisse (the “Agreement”)
Ladies and Gentlemen:
1.	We refer to the Put Option Letter. Terms defined in the Agreement have the same meanings herein.

2.	We hereby exercise the Illegality Unwind Option pursuant to the Put Option Letter and sell to you the Leased Assets on the Illegality Unwind Payment Date specified below, by issuing this Illegality Unwind Option Notice.

3.	The Illegality Unwind Payment Date shall be [ _____ ], on which date you shall pay to us the Illegality Unwind Purchase Price.

TCO FUNDING CORP.
By
Name
Title

SCHEDULE 7
ACKNOWLEDGMENT
[Date]
TCO Funding Corp.
445 Broad Hollow Road, Suite 239
Melville, New York 11747

Re:	Put Option Letter — Acknowledgment of [Default Option Notice / Asset Sales Option Notice / Equity Issuance Option Notice / Financing Obligation Option Notice / ECF Option Notice / Illegality Unwind Option Notice] — Lease Financing and Purchase Option Agreement, dated October , 2005, among The Tensar Corporation, LLC, TCO Funding Corp., Tensar Holdings, Inc. and Credit Suisse (the “Agreement”)
Ladies and Gentlemen:
1.	We refer to the Put Option Letter dated October _, 2005. Terms defined in the Agreement have the same meanings herein.

2.	We hereby confirm our receipt of your [ ____ Option Notice] and purchase on [state the applicable sale date], for the [Exercise Price / Asset Sales Purchase Price / Equity Issuance Purchase Price / Financing Obligation Purchase Price / ECF Purchase Price / Illegality Unwind Purchase Price] [and acknowledge delivery of, the Leased Assets to us] pursuant to the Put Option Letter.

THE TENSAR CORPORATION, LLC
By
Name
Title